FORM 8-K





                  SECURITIES AND EXCHANGE COMMISSION



                        Washington, D.C.  20549

                            CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934



Date of Report               November 1, 1995




                           PECO ENERGY COMPANY

        (Exact name of registrant as specified in its charter)



  PENNSYLVANIA                  1-1401              23-0970240
(State or other               (Commission          (IRS Employer
 jurisdiction of              file number)         Identification
 incorporation)                                     Number)





 230l Market Street, Philadelphia, Pennsylvania          19101

 (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including
area code:                                        (215) 841-4000

ITEM 5. OTHER EVENTS



On Wednesday, November 1, 1995, the Company issued the following press release:


     "PECO Energy Company today said in light of PP&L Resources' decision that it is not interested in a combination, PECO
     Energy has withdrawn its merger proposal and will take no further action."

                          SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     PECO ENERGY COMPANY







                                      \s\ J. B. Mitchell

                                   Vice President - Finance
                                         and Treasurer




         November 1, 1995